UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO.1
                                       TO
                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2000

                              ANGELAUDIO.COM, INC.
                          (Formerly Core Systems, Inc.)
             (Exact name of registrant as specified in its charter)

                                     Nevada
                            (State of Incorporation)

                                    000-26493
                            (Commission File Number)

                                   88-0390251
                     (I.R.S. Employer Identification Number)

                                   Suite 1200
                             1130 West Pender Street
                           Vancouver, British Columbia
                                     V6E 4A4
          (Address of principal executive offices, including zip code)

                                  (604)642-6435
              (Registrant's telephone Number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

Under a share purchase agreement dated April 26, 2000, the Registrant acquired all of the issued and outstanding common shares of Angelaudio.com, Inc., a private Nevada company ("Angelaudio"). The Registrant issued 2,000,000 common shares at a par value of $0.001 per share to Fanoon Foundation, Chapster Foundation and Freedom Investments Ltd., the former shareholders of Angelaudio. The former shareholders of Angelaudio are at arm's length to the Registrant and its directors and officers.

The Registrant will develop the business which it acquired in its acquisition of Angelaudio namely the universal resource locator "Angelaudio.com" and the business of downloading music from the internet in the form of a hard copy CD or directly onto a hard drive. The business to be developed by the Registrant also provides independent recording artists a site to showcase their music directly online with the added feature of launching their own CD through the Registrant's manufacturing department.

Financial statements prepared in accordance with item 7 of Form 8K are in the process of being prepared by the Registrant's auditors and will be filed by amendment to this Form 8K within 30 days of the filing of this initial Form 8K.

Item 5.  Other Events

Following the Registrant's acquisition of Angelaudio, the Registrant changed its name to Angelaudio.com, Inc. (formerly Core Systems, Inc.) which name change was accepted by the Nevada Secretary of State on April 18, 2000.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired.

         AngelAudio   Systems  Inc.   (private  Nevada   corporation,   formerly
         Angelaudio.com, Inc.) audited financial statements for the year ending December 31, 1999 are attached.

(b)      Pro Forma Financial Information

         Angelaudio.com, Inc. (formerly Core Systems Inc.) Pro Forma Financial Statements (combined with AngelAudio Systems Inc.) for the period ending December 31, 1999; and Angelaudio.com, Inc. (formerly Core Systems Inc.) Pro Forma Financial Statements (combined with AngelAudio Systems Inc.) for the period ending March 31, 2000 are attached.

(c)      Exhibits

         Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

                                            ANGELAUDIO.COM, INC.
                                            (formerly Core Systems, Inc.)


                                            Per: /s/Ian Stuart
                                                 -------------------------------
                                                 Ian Stuart, President/Secretary

                            ANGELAUDIO SYSTEMS INC.

                         (A DEVELOPMENT STAGE COMPANY)
                        (FORMERLY ANGELAUDIO.COM, INC.)

                              FINANCIAL STATEMENTS
                           (Expressed in US Dollars)

                               DECEMBER 31, 1999


--------------------------------------------------------------------------------
ANGELAUDIO SYSTEMS INC.
(FORMERLY ANGELAUDIO.COM, INC.)
(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

DECEMBER 31, 1999                                                      PAGE

--------------------------------------------------------------------------------
      Auditors' Report                                                   5

      Statement of Operations                                            6

      Balance Sheet                                                      7

      Statement of Cash Flows                                            8

      Notes to the Financial Statements                             9 - 11

                         [MacKay & Partners Letterhead]

AUDITORS' REPORT

TO THE SHAREHOLDERS OF
ANGELAUDIO SYSTEMS INC.
(FORMERLY ANGELAUDIO.COM, INC.)


We have audited the balance sheet of Angelaudio Systems Inc. (formerly Angelaudio.com, Inc.) as at December 31, 1999 and the statement of operations and deficit, and cash flows from inception, December 22, 1999 to December 31, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1999 and the results of its operations and the changes in its cash flows for the period from inception, December 22, 1999 to December 31, 1999 in accordance with Canadian generally accepted accounting principles, consistently applied.

                                                             "MACKAY & PARTNERS"
VANCOUVER, CANADA.                                         CHARTERED ACCOUNTANTS
JULY 14, 2000


COMMENTS BY AUDITORS FOR U.S. READERS ON CANADA - UNITED STATES REPORTING DIFFERENCES

In the United States, reporting standards for auditors would require the addition of an explanatory paragraph following the opinion paragraph when the financial statements are affected by a significant uncertainty such as referred to in Note 2(b) regarding the Company's ability to continue as a going concern. Our report to the shareholders dated July 14, 2000 is expressed in accordance with Canadian reporting standards which do not permit a reference to such uncertainties in the auditors' report when the uncertainties are adequately disclosed in the financial statements.

                                                             "MACKAY & PARTNERS"
VANCOUVER, CANADA.                                         CHARTERED ACCOUNTANTS
JULY 14, 2000

--------------------------------------------------------------------------------

ANGELAUDIO SYSTEMS INC.
(FORMERLY ANGELAUDIO.COM, INC.)
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS (US DOLLARS)
--------------------------------------------------------------------------------

                                                                 Cumulative
                                                               from inception
                                                              December 22, 1999
                                                            to December 31, 1999
--------------------------------------------------------------------------------
REVENUE                                                          $      -
--------------------------------------------------------------------------------

EXPENSES                                                                -
--------------------------------------------------------------------------------


WRITE OFF OF GOODWILL (note 7)                                    (82,957)
--------------------------------------------------------------------------------

LOSS FOR THE PERIOD                                               (82,957)

RETAINED EARNINGS, BEGINNING OF PERIOD                                  -
--------------------------------------------------------------------------------

DEFICIT, END OF PERIOD                                           $(82,957)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANGELAUDIO SYSTEMS INC.
(FORMERLY ANGELAUDIO.COM, INC.)
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET (US DOLLARS)
--------------------------------------------------------------------------------

DECEMBER 31,                                                            1999
--------------------------------------------------------------------------------
ASSETS

CURRENT
     Cash                                                           $   1,950
     Accounts receivable                                                3,782
     Prepaid expenses                                                  15,649
--------------------------------------------------------------------------------

                                                                       21,381

CAPITAL ASSETS (note 3)                                                42,354
--------------------------------------------------------------------------------

                                                                      $63,735
--------------------------------------------------------------------------------

LIABILITIES

CURRENT
     Accounts payable and accrued liabilities                       $  18,969
     Due to officers (note 5)                                          91,866
--------------------------------------------------------------------------------

                                                                      110,835

LONG-TERM DEBT (note 4)                                                35,607
--------------------------------------------------------------------------------

                                                                      146,442
--------------------------------------------------------------------------------

SHARE CAPITAL AND DEFICIT

SHARE CAPITAL (note 6)                                                    250

DEFICIT                                                               (82,957)
--------------------------------------------------------------------------------

                                                                      (82,707)
--------------------------------------------------------------------------------

                                                                    $  63,735
--------------------------------------------------------------------------------

APPROVED BY THE DIRECTORS:

________________________________ Director

________________________________ Director

--------------------------------------------------------------------------------

ANGELAUDIO SYSTEMS INC.
(FORMERLY ANGELAUDIO.COM, INC.)
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS (US DOLLARS)
--------------------------------------------------------------------------------

                                                             Cumulative
                                                           from inception
                                                          December 22, 1999
                                                         to December 31, 1999
--------------------------------------------------------------------------------
CASH PROVIDED BY (USED FOR)

OPERATING ACTIVITIES
     Loss for the period                                       $(82,957)

          Write down of goodwill                                 82,957
--------------------------------------------------------------------------------

                                                                      -
--------------------------------------------------------------------------------

FINANCING ACTIVITIES
     Due to officers                                              1,700
     Issuance of share capital                                      250
--------------------------------------------------------------------------------

                                                                  1,950
--------------------------------------------------------------------------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                         1,950

CASH AND CASH EQUIVALENTS, BEGINNING                                  -
--------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, ENDING                              $  1,950
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANGELAUDIO SYSTEMS INC.
(FORMERLY ANGELAUDIO.COM, INC.)
(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

DECEMBER 31, 1999
--------------------------------------------------------------------------------

1.       INCORPORATION AND NATURE OF OPERATIONS

         The company was incorporated on December 22, 1999 under the laws of the State of Nevada, USA.

The company was organized to conduct business on the internet. The company is in the development stage as defined in Statement of Financial Accounting Standard No. 7.

2.       ACCOUNTING POLICIES

         (A)      GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

                  These statements are prepared in accordance with Canadian generally accepted accounting principles and unless otherwise disclosed there is no significant difference with U.S. generally accepted accounting principles.

         (B)      BASIS OF PRESENTATION

                  The accompanying financial statements have been prepared on the basis of accounting principles applicable to a going concern. Accordingly, they do not give effect to adjustments that might be necessary should the company be unable to continue as a going concern and therefore be required to realize its assets, and retire its liabilities in other than the normal course of business and at amounts different from those in the accompanying financial statements.

         (C)      CAPITAL ASSETS

                  Capital assets are recorded at cost. Amortization will be calculated by the declining balance method at the following annual rates:

                       Computer  hardware                         30%
                       Office furniture and equipment             20%
                       Website design                             30%

(D)      FINANCIAL INSTRUMENTS

         All significant financial assets, financial liabilities and equity instruments of the company are either recognized or disclosed in the
         financial   statements  together  with  available   information  for  a
         reasonable assessment of future cash flows, interest rate risk and credit risk.

--------------------------------------------------------------------------------

ANGELAUDIO SYSTEMS INC.
(FORMERLY ANGELAUDIO.COM, INC.)
(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

DECEMBER 31, 1999
--------------------------------------------------------------------------------

2.       ACCOUNTING POLICIES (CONT'D)

         (E)      ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those reported.

         (F)      FOREIGN CURRENCY TRANSLATION

                  Amounts recorded in foreign currencies have been translated into US dollars as follows:

                  Current monetary assets and liabilities are translated at the rates prevailing at the balance sheet date;

                  Fixed assets and shareholder equity accounts are translated at the rates prevailing on the transaction dates; and

                  Deferred expenditures, income and expenses are translated at average rates during the year incurred.

                  Any gain or loss on translation of foreign currencies has been included in net income.

3.       CAPITAL ASSETS

                                                                         1999
                                                         ACCUMULATED      NET
                                               COST     AMORTIZATION     VALUE
         Computer hardware                   $32,141         $ -       $32,141
         Office furniture and equipment        3,153           -         3,153
         Website design                        7,060           -         7,060
--------------------------------------------------------------------------------

                                             $42,354         $ -       $42,354
--------------------------------------------------------------------------------

         Capital  assets  have  not  been  amortized   during  the  period  from
         incorporation   to  December   31,  1999  as  they  were  not  in  use.
         Amortization will commence in the next fiscal year.

4.       LONG-TERM DEBT

         Payable to related parties, interest at 8% per annum
         no fixed terms of repayment                                   $35,607
         -----------------------------------------------------------------------

                                                                       $35,607
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

ANGELAUDIO SYSTEMS INC.
(FORMERLY ANGELAUDIO.COM, INC.)
(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

DECEMBER 31, 1999
--------------------------------------------------------------------------------

5.       DUE TO OFFICERS

         Amounts due to officers do not bear interest and have no fixed terms of repayment.

6.       SHARE CAPITAL

            AUTHORIZED
                  25,000 Class A, voting, common shares, no par value

            ISSUED
                  25,000 Class A - common shares                      $ 250
--------------------------------------------------------------------------------

7.       RELATED PARTY TRANSACTIONS

         Pursuant to an agreement signed December 23, 1999 by the Company and an officer, the Company assumed an agency agreement between the officer and a related company. This agreement entitles the Company to the assets, liabilities, and concepts developed under an original agreement, for the development of an internet based music store. The asset and liabilities were recorded at their carrying amounts. The costs of developing the business were recorded as goodwill and have been written off as the net realizable value is not determinable.

8.       SUBSEQUENT EVENT

         Effective   April  3,   2000  the   company   changed   its  name  from
         Angelaudio.com, Inc. to Angelaudio Systems Inc.

                               ANGELAUDIO.COM INC.

                          (FORMERLY CORE SYSTEMS, INC.)

                          (A DEVELOPMENT STAGE COMPANY)

               PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

                      (UNAUDITED - SEE COMPILATION REPORT)











                                                                 DRIVER ANDERSON
                                                           CHARTERED ACCOUNTANTS

                          [DRIVER ANDERSON LETTERHEAD]



                               COMPILATION REPORT



We have reviewed, as to compilation only, the accompanying pro forma interim consolidated balance sheet of Angelaudio.com Inc. (formerly Core Systems, Inc.) as at December 31, 1999 and the pro forma interim consolidated statements of operations, shareholders' equity and cash flows for the three months then ended from information provided by management. The pro forma interim consolidated financial statements have been compiled to give effect to the acquisition and assumptions described in Note 1 of these pro forma interim consolidated financial statements.

                                                               "DRIVER ANDERSON"
Vancouver, BC                                              CHARTERED ACCOUNTANTS
July 14, 2000

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
PRO FORMA INTERIM CONSOLIDATED BALANCE SHEET (US DOLLARS)
--------------------------------------------------------------------------------

DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
    Cash                                                       $   2,240
    Accounts receivable                                            3,782
    Deposits                                                      15,649
--------------------------------------------------------------------------------

                                                                  21,671

CAPITAL ASSETS (NOTE 3)                                           42,354
--------------------------------------------------------------------------------

                                                               $  64,025
--------------------------------------------------------------------------------
LIABILITIES

CURRENT LIABILITIES
    Accounts payable and accrued liabilities                   $  18,969
    Due to related parties                                        91,866
--------------------------------------------------------------------------------

                                                                 110,835

LONG TERM DEBT (NOTE 4)                                           35,607
--------------------------------------------------------------------------------

                                                                 146,442
--------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY

SHARE CAPITAL                                                      3,069

PAID IN CAPITAL                                                    6,231

DEFICIT                                                          (91,717)
--------------------------------------------------------------------------------

                                                                 (82,417)
--------------------------------------------------------------------------------

                                                               $  64,025
--------------------------------------------------------------------------------


APPROVED BY THE DIRECTOR:

         "Ian Stuart"
----------------------------------

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
PRO FORMA INTERIM CONSOLIDATED STATEMENT OF OPERATIONS (US DOLLARS)
--------------------------------------------------------------------------------

FOR THE YEAR THREE MONTHS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

GENERAL AND ADMINISTRATIVE EXPENSES

    Bank charges and interest                                       $    45
    Licences and fees                                                 1,000
    Office and miscellaneous                                            298
    Write off of goodwill                                            82,707
--------------------------------------------------------------------------------

LOSS FOR THE PERIOD                                                 $84,050
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
PRO FORMA INTERIM CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (US DOLLARS)
--------------------------------------------------------------------------------

FOR THE THREE MONTHS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                             SHARES          SHARES           PAID IN           ACCUMULATED
                                                             NUMBERS         AMOUNT           CAPITAL              DEFICIT
        --------------------------------------------------------------------------------------------------------------------
         Balance September 30, 1998                                -         $    -          $     -            $      -

         March 1999 shares issued
         for services                                         20,000             20            1,980

         March 1999 changed par value
         from no par value to $0.001

         April 1999 shares issued
         for cash                                             73,000             73            7,227

         April 1999 forward stock
         split 32 for 1                                    2,976,000          2,976           (2,976)

         Net loss year ended
         September 30, 1999                                                                                       (7,667)
        --------------------------------------------------------------------------------------------------------------------

         Balance September 30, 1999                        3,069,000          3,069            6,231              (7,667)
        --------------------------------------------------------------------------------------------------------------------

         Net loss for the period
         October 1, 1999 to
         December 31, 1999                                                                                       (84,050)
        --------------------------------------------------------------------------------------------------------------------

         Balance December 31, 1999                         3,069,000         $3,069          $ 6,231            $(91,717)
        --------------------------------------------------------------------------------------------------------------------




The authorized share capital of the company is 50,000,000 common shares with a par value of $0.001 per share.

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
PRO FORMA INTERIM CONSOLIDATED STATEMENT OF CASH FLOWS (US DOLLARS)
--------------------------------------------------------------------------------

FOR THE THREE MONTHS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

OPERATING ACTIVITIES

    Loss for the period                                             $(84,050)

    Items not affecting cash
         Write off of goodwill                                        82,707
--------------------------------------------------------------------------------

                                                                      (1,343)
--------------------------------------------------------------------------------
INVESTING ACTIVITIES
    Cash received on acquisition of business                           1,950
--------------------------------------------------------------------------------

INCREASE IN CASH                                                         607

CASH, BEGINNING OF PERIOD                                              1,633
--------------------------------------------------------------------------------

CASH, END OF PERIOD                                                 $  2,240
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
NOTES TO THE PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS (US DOLLARS)
--------------------------------------------------------------------------------

DECEMBER 31, 1999
--------------------------------------------------------------------------------

1.       INCORPORATION AND NATURE OF OPERATIONS

         The Company was incorporated February 19, 1997, under the laws of the State of Nevada. The Company acquired Angelaudio Systems Inc., a private Nevada corporation incorporated in December, 1999, in April, 2000 and changed its name to Angelaudio.com Inc. These pro forma financial statements represent the financial position of the Company as at December 31, 1999 and the results of operation, changes in shareholders' equity and cash flows for the period then ended on the basis that the acquisition occurred at October 1, 1999, the beginning of the current period of the Company. The Company's September 30, 1999 year end financial statements have not been presented on a pro forma basis as Angelaudio Systems Inc. was not incorporated until later, as noted above.

2.       SIGNIFICANT ACCOUNTING POLICIES

         (A)      BASIS OF PRESENTATION

                  The financial statements have been prepared in accordance with generally accepted accounting principles on a going concern basis, which presumes the realization of assets and discharge of liabilities in the normal course of business for the foreseeable future. The company's ability to continue as a going concern is dependent upon achieving profitable operations and upon obtaining additional financing. The outcome of these matters can not be predicted at this time. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the company be unable to continue in business.

                  Because of the speculative nature of the company, there are significant risks which are summarized as follows:

                  - the company is newly formed with no operating history and minimal assets;
                  - the company has limited funds available for acquisition or operations;
                  - the company has no employees other than its officers and directors.

                  The company is considered to be in the development stage as defined in Statement of Financial Accounting Standards No. 7.

         (B)      CAPITAL ASSETS

                  Capital assets are recorded at cost and are amortized on the declining balance basis at the following annual rates:

                       Computer hardware                          30%
                       Office furniture and equipment             20%
                       Website design                             30%

         (C)      TRANSLATION OF FOREIGN CURRENCIES

                  Amounts recorded in foreign currencies have been translated into United States dollars as follows:

                  - current monetary assets and liabilities are translated at the rates prevailing at the balance sheet date
                  - fixed assets and shareholder equity accounts are translated at the rates prevailing on the transaction dates

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
NOTES TO THE PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS (US DOLLARS)
--------------------------------------------------------------------------------

DECEMBER 31, 1999
--------------------------------------------------------------------------------

2.       SIGNIFICANT ACCOUNTING POLICIES (continued)

         (C)      TRANSLATION OF FOREIGN CURRENCIES (continued)

                  -        deferred   expenditures,   income  and  expenses  are
                           translated at the average rate for the year.

                  Any gain or loss on translation of foreign currencies is included in net income.

         (D)      FINANCIAL INSTRUMENTS

                  All significant assets, financial liabilities and equity instruments of the company are either recognized or disclosed in the financial statements together with available information for a reasonable assessment of future cash flows, interest rate risk and credit risk.

         (E)      ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those reported.

3.       CAPITAL ASSETS

                                                                ACCUMULATED     NET BOOK
                                                 COST          AMORTIZATION      VALUE
         ---------------------------------------------------------------------------------
         Computer hardware                      $32,141            $ -          $32,141

         Office furniture and equipment           3,153              -            3,153

         Web site design                          7,060              -            7,060

         ---------------------------------------------------------------------------------

                                                $42,354            $ -          $42,354
         ---------------------------------------------------------------------------------


4.       LONG TERM DEBT

         LOAN PAYABLE

                 Note payable with no specific terms of repayment and
                    bearing interest at 8% per annum                            $35,607

         ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
NOTES TO THE PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS (US DOLLARS)
--------------------------------------------------------------------------------

DECEMBER 31, 1999
--------------------------------------------------------------------------------

5.       INCOME TAXES

         Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

                               ANGELAUDIO.COM INC.

                          (FORMERLY CORE SYSTEMS, INC.)

                          (A DEVELOPMENT STAGE COMPANY)

               PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2000

                      (UNAUDITED - SEE COMPILATION REPORT)












                                                                 DRIVER ANDERSON
                                                           CHARTERED ACCOUNTANTS

                          [DRIVER ANDERSON LETTERHEAD]



                               COMPILATION REPORT



We have reviewed, as to compilation only, the accompanying pro forma interim consolidated balance sheet of Angelaudio.com Inc. (formerly Core Systems, Inc.) as at March 31, 2000 and the pro forma interim consolidated statements of operations, shareholders' equity and cash flows for the six months then ended from information provided by management. The pro forma interim consolidated financial statements have been compiled to give effect to the acquisition and assumptions described in Note 1 of these pro forma interim consolidated financial statements.

                                                               "DRIVER ANDERSON"
Vancouver, BC                                              CHARTERED ACCOUNTANTS
July 14, 2000

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
PRO FORMA INTERIM CONSOLIDATED BALANCE SHEET (US DOLLARS)
--------------------------------------------------------------------------------

MARCH 31, 2000
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
    Cash                                                          $ 13,534
    Accounts receivable                                              8,341
    Deposits                                                        13,941
--------------------------------------------------------------------------------

                                                                    35,816

CAPITAL ASSETS (Note 3)                                            244,993
--------------------------------------------------------------------------------

                                                                  $280,809
--------------------------------------------------------------------------------
LIABILITIES

CURRENT LIABILITIES
    Accounts payable and accrued liabilities                      $ 84,937
    Due to related parties                                         174,042
    Share subscriptions received                                   213,461
--------------------------------------------------------------------------------

                                                                   472,440

LONG TERM DEBT (NOTE 4)                                             36,143
--------------------------------------------------------------------------------

                                                                   508,583
--------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY

SHARE CAPITAL                                                        5,217

PAID IN CAPITAL                                                      4,083

DEFICIT                                                           (237,074)
--------------------------------------------------------------------------------

                                                                  (227,774)
--------------------------------------------------------------------------------

                                                                  $280,809
--------------------------------------------------------------------------------

APPROVED BY THE DIRECTOR:

        "Ian Stuart"
----------------------------------

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
PRO FORMA INTERIM CONSOLIDATED STATEMENT OF OPERATIONS (US DOLLARS)
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

GENERAL AND ADMINISTRATIVE EXPENSES

    Accounting and audit                                             $  10,000
    Advertising and marketing                                           45,006
    Amortization                                                        19,829
    Bank charges and interest                                            1,362
    Consulting                                                           6,462
    Foreign exchange                                                     1,837
    Legal                                                                1,312
    Licences and fees                                                    2,500
    Office and miscellaneous                                            26,105
    Salaries and benefits                                               30,797
    Travel and promotion                                                 1,490
    Write off of goodwill                                               82,707
--------------------------------------------------------------------------------

Loss for the period                                                  $(229,407)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
PRO FORMA INTERIM CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (US DOLLARS)
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

                                              SHARES             SHARES        PAID IN    ACCUMULATED
                                              NUMBERS            AMOUNT        CAPITAL      DEFICIT
--------------------------------------------------------------------------------------------------------
Balance September 30, 1998                         -           $    -        $     -       $       -

March 1999 shares issued
for services                                  20,000               20          1,980

March 1999 changed par value
from no par value to $0.001


April 1999 shares issued
for cash                                      73,000               73          7,227

April 1999 forward stock
split 32 for 1                             2,976,000            2,976         (2,976)

Net loss year ended
September 30, 1999                                                                            (7,667)
----------------------------------------------------------------------------------------------------------------

Balance September 30, 1999                 3,069,000            3,069          6,231          (7,667)
----------------------------------------------------------------------------------------------------------------

February, 2000 forward stock
split 1.7 for 1                            2,148,300            2,148         (2,148)

Net loss for period
October 1, 1999, to
March 31, 2000                                                                              (229,407)
----------------------------------------------------------------------------------------------------------------

Balance March 31, 2000                     5,217,300           $5,217        $ 4,083       $(237,074)
----------------------------------------------------------------------------------------------------------------

The authorized share capital of the company is 50,000,000 common shares with a par value of $0.001 per share.

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
PRO FORMA INTERIM CONSOLIDATED STATEMENT OF CASH FLOWS (US DOLLARS)
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

OPERATING ACTIVITIES
    Loss for the period                                        $(229,407)

    Items not affecting cash
         Amortization                                             19,829
         Interest expense                                            536
         Write off of goodwill                                    82,707

    Changes in non-cash working capital
         Accounts receivable                                      (4,559)
         Deposits                                                  1,708
         Accounts payable and accrued liabilities                 65,968
--------------------------------------------------------------------------------

                                                                 (63,218)
--------------------------------------------------------------------------------

FINANCING ACTIVITIES
    Share subscriptions received                                 213,461
    Advances from related parties                                 82,176
--------------------------------------------------------------------------------

                                                                 295,637
--------------------------------------------------------------------------------

INVESTING ACTIVITIES
    Cash received on acquisition of business                       1,950
    Acquisition of capital assets                               (222,468)
--------------------------------------------------------------------------------

                                                                (220,518)
--------------------------------------------------------------------------------
INCREASE IN CASH                                                  11,901

CASH, BEGINNING OF PERIOD                                          1,633
--------------------------------------------------------------------------------

CASH, END OF PERIOD                                            $  13,534
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
NOTES TO THE PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS (US DOLLARS)
--------------------------------------------------------------------------------

MARCH 31, 2000
--------------------------------------------------------------------------------

1.       INCORPORATION AND NATURE OF OPERATIONS

         The Company was incorporated February 19, 1997, under the laws of the State of Nevada. The Company acquired Angelaudio Systems Inc., a private Nevada corporation incorporated in December, 1999, in April, 2000 and changed its name to Angelaudio.com Inc. These pro forma financial statements represent the financial position of the Company as at March 31, 2000 and the results of operation, changes in shareholders' equity and cash flows for the period then ended on the basis that the acquisition occurred at October 1, 1999, the beginning of the current period of the Company. The Company's September 30, 1999 year end financial statements have not been presented on a pro forma basis as Angelaudio Systems Inc. was not incorporated until later, as noted above.

2.       SIGNIFICANT ACCOUNTING POLICIES

         (A)      BASIS OF PRESENTATION

                  The financial statements have been prepared in accordance with generally accepted accounting principles on a going concern basis, which presume the realization of assets and discharge of liabilities in the normal course of business for the foreseeable future. The company's ability to continue as a "going concern" is dependent upon achieving profitable operations and upon obtaining additional financing. The outcome of these matters can not be predicted at this time. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the company be unable to continue in business.

                  Because of the speculative nature of the company, there are significant risks which are summarized as follows:

                  - the company is newly formed with no operating history and minimal assets;
                  - the company has limited funds available for acquisition or operations;
                  - the company has no employees other than its officers and directors.

                  The company is considered to be in the development stage as defined in Statement of Financial Accounting Standards No. 7.

         (B)      CAPITAL ASSETS

                  Capital assets are recorded at cost and are amortized on the following basis:

                    Computer hardware                     30% declining balance
                    Office furniture and equipment        20% declining balance
                    Website design                        30% declining balance
                    Leasehold improvements                 3 year straight line

         (C)      TRANSLATION OF FOREIGN CURRENCIES

                  Amounts recorded in foreign currencies have been translated into United States dollars as follows:

                  - current monetary assets and liabilities are translated at the rates prevailing at the balance sheet date
                  - fixed assets and shareholder equity accounts are translated at the rates prevailing on the transaction dates

--------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
NOTES TO THE PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS (US DOLLARS)
--------------------------------------------------------------------------------

MARCH 31, 2000
--------------------------------------------------------------------------------

2.       SIGNIFICANT ACCOUNTING POLICIES (continued)

         (C)      TRANSLATION OF FOREIGN CURRENCIES (continued)

                  -        deferred   expenditures,   income  and  expenses  are
                           translated at the average rate for the year

                  Any gain or loss on translation of foreign currencies is included in net income.

         (D)      FINANCIAL INSTRUMENTS

                  All significant assets, financial liabilities and equity instruments of the company are either recognized or disclosed in the financial statements together with available information for a reasonable assessment of future cash flows, interest rate risk and credit risk.

         (E)      ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those reported.

         (F)      GOODWILL

                  Goodwill is amortized on a straight line basis over a period of five years.

3.       CAPITAL ASSETS

                                                                         ACCUMULATED        NET BOOK
                                                            COST         AMORTIZATION         VALUE
         --------------------------------------------------------------------------------------------
         Computer hardware                                $182,007          $13,651         $168,356

         Office furniture and equipment                      4,623              232            4,391

         Web site design                                    68,433            5,133           63,300

         Leasehold improvements                              9,759              813            8,946
         --------------------------------------------------------------------------------------------

                                                          $264,822          $19,829         $244,993
         --------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

ANGELAUDIO.COM INC. (FORMERLY CORE SYSTEMS, INC.)
(A DEVELOPMENT STAGE COMPANY)
(UNAUDITED - SEE COMPILATION REPORT)
NOTES TO THE PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS (US DOLLARS)
--------------------------------------------------------------------------------

MARCH 31, 2000
--------------------------------------------------------------------------------

4.       LONG TERM DEBT

         LOAN PAYABLE

         Note payable with no specific term of repayment and
            bearing interest at 8% per annum                           $ 36,143

         -----------------------------------------------------------------------

5.       INCOME TAXES

         Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.